UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2006
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Capital Growth Systems, Inc.
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(Exact Name of Registrant as Specified in Its Charter)

Florida -----------------------------------------	0-30831 ----------------------------------	65-0953505 ----------------------------
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 East Commerce Drive, Suite A, Schaumburg, Illinois 60173
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(Address of Principal Executive Offices, Including Zip Code)

(630) 872-5800
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(Registrant's Telephone Number, Including Area Code)

Not Applicable
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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01	Entry into a Material Definitive Agreement.
Item 9.01	Financial Statements and Exhibits.
Signature Page
Exhibit 99.1	Agreement and Plan of Merger Agreement by and among Capital Growth Systems, Inc., Global Capacity Merger Sub, Inc., Global Capacity Group, Inc., John Abraham and David P. Walsh, dated October 6, 2006.

Item 1.01    Entry into a Material Definitive Agreement.

Acquisition of Global Capacity Group, Inc.

On October 6, 2006, Capital Growth Systems, Inc., a Florida corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Global Capacity Merger Sub, Inc., a Texas corporation and a wholly-owned subsidiary of the Company, Global Capacity Group, Inc., a Texas corporation (“GCG”), John Abraham and David P. Walsh. Upon the terms and subject to the conditions set forth in the Merger Agreement, the Company will acquire all of the capital stock of GCG in exchange for certain cash and stock consideration. The Company and GCG will accomplish the transaction through a reverse triangular merger whereby Global Capacity Merger Sub, Inc. will merge with and into GCG (the “Merger”) and GCG will be the surviving corporation of the Merger. The parties subsequently agreed to amend the Merger Agreement on October 12, 2006, as discussed under the heading “Amendment to Merger Agreement” below and incorporated herein (the “Amendment”).

The closing of the transaction contemplated by the Merger Agreement was anticipated to occur on October 16, 2006, or at such other time and date as the parties may agree upon in writing (the “Closing”). Upon Closing, all of the shares of GCG’s common stock, without par value, issued and outstanding immediately prior to the effective time of the Merger shall be canceled, and, other than certain options, warrants and other contractual or other rights to purchase or otherwise acquire or convert into GCG’s common stock that are to be canceled and retired, shall be converted into the right to receive, in the aggregate: (i) the cash consideration in the amount of $5,000,000, (ii) the First Period Contingent Consideration (as defined and discussed below), if any, and (iii) the Second Period Contingent Consideration (as defined and discussed below), if any (collectively, the “Merger Consideration”). The cash consideration payable at Closing shall be reduced by the outstanding option deposit in the amount of $200,000 and certain indebtedness of GCG outstanding at Closing. At Closing, each share of Global Capacity Merger Sub, Inc. shall be converted into and exchanged for one (1) share of the common stock of GCG.

At Closing, the Company will fund GCG with an interim working capital line of credit (the “Internal Credit Line”) of not less than sixty percent (60%) of the prior month’s gross revenues of GCG, less cash on hand of GCG, but not less than $350,000. The Internal Credit Line shall be used to fund GCG’s working capital needs pending further integration of GCG’s operations with the Company. The parties expect that this Internal Credit Line shall be an interim arrangement only and shall be replaced by other provisions to be established to meet the working capital needs of GCG after such integration is completed.

On the Closing date, there will be no changes in the employment status, or in the terms and conditions of employment, of the employees of GCG prior to the Merger. On or before the Closing date, John Abraham and David P. Walsh (the “Executives”) shall be employed by GCG pursuant to written employment agreements containing customary terms and conditions, including without limitation, restrictions regarding disclosure of confidential information, covenants prohibiting non-solicitation of employees and customers and covenants concerning non-competition with GCG. These covenants shall continue during the term of employment and for a term of two years thereafter. The employment agreements shall provide for salary at a base compensation level of $110,000 per annum and shall provide that the Executives are entitled to participate in such discretionary bonus plans as may be offered, from time to time, by GCG.

The Executives are collectively eligible to receive up to a $3,000,000 cash payment (the “First Period Contingent Consideration”), to be allocated between them in accordance with their respective percentage interests, contingent upon GCG generating certain levels of annualized gross revenues and annualized gross margins, as of the first measurement month.

The Executives are also collectively eligible to receive up to a $3,000,000 payment, either in cash or in the Company’s common stock, or a combination thereof (determined by the Company in its sole and absolute discretion) (the “Second Period Contingent Consideration”) to be allocated between them in accordance with their percentage interests, contingent upon GCG generating certain levels of annualized gross revenues and annualized gross margins as of the second measurement month. If the Executives are eligible for the Second Period Contingent Consideration and if the Company, in its sole and absolute discretion, elects to issue the Company’s common stock to the Executives instead of paying cash (or as part of the payment), then the number of shares of the Company’s common stock to be issued shall be determined based upon the average fair market value per share for the Company’s common stock as of the end of the last full calendar month preceding the third anniversary of the effective time of the Merger. The average fair market value per share shall be the average closing price for the Company’s common stock for such month if it is a publicly traded security. If not publicly traded, then the Second Period Contingent Consideration must be paid in cash.

Amendment to Merger Agreement

On October 12, 2006, the parties to the Merger Agreement agreed to amend such Merger Agreement as follows: (a) the Closing date was extended to December 11, 2006; (b) the Company agreed to make a $100,000 non-refundable, fully earned extension payment to GCG on or before October 16, 2006, which will increase the total cash consideration payable upon Closing to $5,100,000 (as reduced by the previous option deposit in the amount of $200,000); and (c) the Company agreed to make a payment of $100,000, on or before October 16, 2006, to counsel to CGC for legal fees. All other terms of the Merger Agreement remain in full force and effect.

The discussion of the various terms described herein is qualified in its entirety by the Merger Agreement which the Company has filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01    Financial Statements and Exhibits.

(a)	Financial Statements of the Businesses Acquired.

None.

(b)	Pro Forma Financial Information

None.

(c)	Exhibits

99.1 Agreement and Plan of Merger by and among the Company, Global Capacity Merger Sub, Inc., Global Capacity Group, Inc., John Abraham and David P. Walsh, dated as of October 6, 2006.

CAUTIONARY STATEMENT REGARDING EXHIBITS

The representations, warranties and covenants made by the Company or any subsidiary of the Company in any agreement filed as an exhibit to this Current Report on Form 8-K or in any amendment hereto are made solely for the benefit of the parties to the agreement, including, in some cases, for the purpose of allocating risk among the parties to the agreement, and should not be deemed to be representations, warranties or covenants to, or with, any third party.  Moreover, these representations, warranties and covenants should not be relied on as accurately describing or reflecting the current state of the Company’s affairs.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL GROWTH SYSTEMS, INC.

By:	/s/ Derry L. Behm
Derry L. Behm
Chief Financial and Accounting Officer

Dated: October 13, 2006